IRA Ideal!

Defined Asset Funds (SM)

[Photo design of ten gold coins one each imprinted with the following: JP Morgan, Philip Morris, Chevron, General Motors, Minnesota Mining, Caterpillar, Du Pont, Eastman Kodak, Goodyear, International Paper and Select Ten imprinted on each of the coins.]

Select Ten Portfolio
1999
Series J

A Defined
Strategy for
Total Return

[ML LOGO] Merrill Lynch

SELECTING INVESTMENTS FOR YOUR PORTFOLIO CAN BE COMPLICATED -- UNLESS YOU HAVE A STRATEGY.

The Select Ten Strategy

The Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Dow Jones Industrial Average (DJIA)(1) for about one year (the "Strategy").

The Portfolio looks for potential values in the equity market by investing in established companies whose prices may be depressed. It consists of approximately equal values of the ten stocks in the DJIA with the highest dividend yields at the time of the offering.

Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

It's Convenient

Invest in a fixed Portfolio of widely held stocks with just one purchase and enjoy the advantages of:

o Quarterly Dividends. You will receive four consolidated checks per year, not 40 for the ten stocks.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o Affordable. Investments start at about $250 with discounts available for volume purchases of $50,000 or more.

o No Sell Decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

o Tax-Efficient. You will defer recognition of gains and losses on rollovers of stocks that are transferred to the new Portfolio, if available.

Select Ten Portfolio- 1999 Series J(1)

         Name of Issuer                     Ticker Symbol       Current Dividend
                                                                   Yield(2)
1.  J.P. Morgan & Company, Inc.                 JPM                   3.46%
2.  Philip Morris Companies, Inc.               MO                    3.22
3.  Chevron Corporation                         CHV                   2.91
4.  Minnesota Mining & Manufacturing Company    MMM                   2.85
5.  General Motors Corporation                  GM                    2.50
6.  Eastman Kodak Company                       EK                    2.43
7.  Du Pont (E.I.) De Nemours & Company         DD                    2.36
8.  Caterpillar Inc.                            CAT                   2.35
9.  Goodyear Tire & Rubber Company              GT                    2.25
10. International Paper Company                 IP                    2.20

   The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

--------
(1) Initial date of deposit-January 11, 1999.

(2) Current Dividend Yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend received on that security and dividing the result by its market value as of the close of trading on January 8, 1999. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

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


     Past Performance of Prior Select Ten Portfolios

     Past performance is no guarantee of future results.

  Series From Inception Through 12/31/98                    Most Recently Completed Portfolio
         (including annual rollovers)
Inception                           Return              Period                             Return
5/17/91          Series B           15.84%          5/27/97-6/30/98        Series B         11.29%
1/3/92           Series A           15.00           1/27/97-2/27/98        Series A         18.90
9/1/92           Series C           18.63           9/22/97-10/23/98       Series C         6.79
7/22/96          Series 3           19.45           7/28/97-8/28/98        Series 3         1.59
11/1/96          Series 5           13.48           11/10/97-12/18/98      Series 5         6.66
1/2/97           Series J           11.84           1/2/97-1/30/98         Series J         12.87
2/25/97          Series 1            8.92           2/25/97-3/27/98        Series 1         19.38
4/28/97          Series 2           14.33           4/28/97-6/5/98         Series 2         24.49
9/3/97           Series 4            9.37           9/3/97-10/2/98         Series 4         2.02


The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

*Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to the Portfolio. "S&P 500 Index" is a trademark of The McGraw-Hill Companies, Inc.

The Dow Jones Industrial Average

The Dow Jones Industrial Average consists of 30 common stocks chosen by the editors of The Wall Street Journal as representative of the New York Stock Exchange and of American industry. These companies are highly capitalized and their stocks are widely held by both individual and institutional investors. The current companies are:

Allied Signal
Aluminum Co. of America
American Express
AT&T
Boeing

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



Caterpillar
Chevron
Citigroup
Coca-Cola
Du Pont
Eastman Kodak
Exxon
General Electric
General Motors
Goodyear
Hewlett-Packard
IBM
International Paper
Johnson & Johnson
J.P.Morgan & Co.
McDonald's
Merck
Minnesota Mining & Manufacturing (3M)
Philip Morris
Procter & Gamble
Sears Roebuck & Co.
Union Carbide
United Technologies
Wal-Mart Stores
Walt Disney

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested 1/1/73 Through 12/31/98

[A mountain chart compares the hypothetical past performance of the Strategy (ochre) from 1/1/73 through 12/31/98, the Dow Jones Industrial Average (DJIA)
(pink), and the S&P 500 Index* (purple). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses")(3). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 12/31/98. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 12/31/98. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($468,607), the ending value of the DJIA ($250,890), and the ending value of the S&P 500 Index ($263,820).]

For the 25 years ending 12/31/98, these figures would have been: Strategy $483,520, DJIA $288,778 and S&P 500 Index $309,140. Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 13 and the S&P 500 Index in 12 of the last 26 years. There can be no assurance that any Portfolio will outperform either index.

Annual Total Returns

Strategy returns are net of sales charges and expenses(3).



                                            S&P 500                                                 S&P 500
  Year       Strategy         DJIA           Index           Year        Strategy       DJIA         Index
  ----       --------         ----           -----           ----        --------       ----         -----
  1973        -4.08%        -13.12%         -14.66%          1987          5.06         6.02          5.67
  1974         -2.40         -23.14         -26.47           1988         22.44         15.95        16.58
  1975         55.65         44.40           36.92           1989         25.65         31.71        31.11
  1976         33.25         22.72           23.53           1990         -10.14        -0.57        -3.20
  1977         -2.90         -12.71          -7.19           1991         31.81         23.93        30.51
  1978         -1.91          2.69           6.39            1992          6.44         7.34          7.67
  1979         10.48         10.52           18.02           1993         25.30         16.72         9.97
  1980         24.69         21.41           31.50           1994          1.95         4.95          1.30
  1981         5.51          -3.40           -4.83           1995         34.97         36.48        37.10
  1982         23.78         25.79           20.26           1996         26.34         28.57        22.69
  1983         36.93         25.68           22.27           1997         19.92         24.78        33.10
  1984         5.41           1.06           5.95            1998          8.55         18.00        28.34
  1985         27.00         32.78           31.43
  1986         32.96         26.91           18.37         Average        15.95%       13.19%        13.41%

Average Annual Total Returns
 For periods ending 12/31/98
--------
         3 Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

                   3 year     5 year    10 year    15 year     20 year   25 year
                   ------     ------    -------    -------     -------   -------
Strategy(3)        17.73%     17.51%    16.12%      16.74%     17.49%     16.78%
DJIA               23.38%     21.85%    18.53%      17.63%     17.08%     14.40%
S&P 500 Index      27.62%     23.58%    18.94%      17.67%     17.45%     14.71%



Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect the deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking capital preservation.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease over the life of the Portfolio.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.


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



In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and the charge for organizational costs, after the initial offering period. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for individuals. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.


                                           As a % of
                                             Public              Amount Per
                                         Offering Price          1,000 Units
                                         --------------          -----------
Initial Sales Charge                          1.00%                $10.00
Deferred Sales Charge                         1.75%                $17.50
Maximum Sales Charge                          2.75%                $27.50
Estimated Annual Operating Expenses
(as a % of net assets)                        0.125%               $1.24
Estimated Organization Costs                                       $0.51

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge will be waived. You will only pay the deferred sales charge and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

      Amount                     Total Sales Charge as a % of
    Purchased                       Public Offering Price
--------------------                ---------------------
Less than $50,000                            2.75%
$50,000 to $99,999                           2.50%
$100,000 to $249,999                         2.00%
$250,000 to $999,999                         1.75%
$1,000,000 or more                           1.00%

Don't Delay!

You can get started today with the Select Ten Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(recycle logo) Printed on Recycled Paper

11342BR-1/99

(copyright logo) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.

Defined Asset Funds (SM)
Buy With Knowledge.Hold With Confidence


EQUITY INVESTOR FUNDS

Other Select Series

United Kingdom Portfolio
 (Financial Times Index)
Select Growth Portfolio

Select S&P Industrial Portfolio
Select S&P Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series

S&P 500 Index Trust
S&P MidCap Index Trust

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds


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